AMENDMENT AND EXTENSION OF CONVERTIBLE PROMISSORY NOTE (Originally Dated July 31, 2009)

$785,692.85	June 30, 2011

This Convertible Promissory Note is made by Debut Broadcasting Corporation, Inc., a Nevada corporation (the "Maker") for the benefit of River Falls Financial Services, LLC, an Ohio limited liability company (“Holder”).

1.	PAYMENT.

Maker hereby promises to pay to Holder, or assigns, the unpaid principal amount of the advances made by Holder to Maker and interest accrued at an annual rate of twelve percent (11%), not later than July 31, 2014 (the “Maturity Date”).   For good and valuable consideration of extension, Holder shall advance an additional $100,000 to Maker upon exercising this amendment and extension of the Convertible Promissory note, originally signed on July 31, 2009 and held by Diversified Support Systems.   The parties acknowledge that the balance hereunder is $685,692.85 as at June 16, 2011, and will become $785,692.85 upon advance of the $100,000 referenced above in section 1.

Presentment, demand and protest, and notices of protest, dishonor, and non-payment of this Note and all notices of every kind are hereby waived.

No single or partial exercise of any power hereunder shall preclude the other or further exercise thereof or the exercise of any other power.  No delay or omission on the part of the holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Note.

Maker shall have the right to prepay this note without penalty or charge of any kind, provided that Holder shall have five business days after receipt of such prepayment to either accept such prepayment or exercise its conversion rights under Section 2 as to all or a portion or all of such prepayment.

This Note is secured under a Security Agreement of even date herewith (the “Security Agreement”).

2.	CONVERSION, PURCHASE.

2.1           Conversion.  The holder of this Note will have the right to convert all or any part of the outstanding unpaid principal and interest on this Note (the "Unpaid Balance") into shares (“Conversion Shares”) of the Maker’s common stock, $0.003 par value per share (“Common Shares”), at a price of $0.05 per share.

To convert this Note pursuant to this Section 2, on or before July 31, 2013 the holder of this Note shall surrender this Note, duly endorsed, to the principal offices of the Maker or any transfer agent for its securities (as the case may be), together with a written notice (the "Conversion Notice") to the Maker of the holder's election to convert, specifying the amount of the Unpaid Balance to be so converted.  At its expense, the Maker shall, as soon as practicable thereafter, issue and deliver to such holder at such principal office, a certificate (or certificates, as directed by Holder) evidencing the issuance of the Conversion Shares (bearing such legends as may be required by applicable state and federal securities laws in the opinion of legal counsel of the Maker), and a replacement Note representing any portion of the Unpaid Balance not so converted.  In the event of any conversion of this Note, such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender and delivery of both this Note and the corresponding Conversion Notice, and the holder of this Note entitled to receive the Conversion Shares upon such conversion shall be treated for all purposes as the record holder of such securities on such date. All Conversion Shares issued upon conversion of this Note shall be duly authorized, fully-paid and non-assessable.

2.2           Automatic Conversion.  Maker acknowledges that Note will automatically convert all outstanding unpaid principal and interest on this Note (the "Unpaid Balance") into shares (“Conversion Shares”) of the Maker’s common stock, $0.003 par value per share (“Common Shares”), at a price of $0.05 per share upon the capital stock of the company reaching an average price of $0.35 per share for a minimum of 180 days.

To convert this Note pursuant to this Section 2.2, the holder of this Note shall surrender this Note, duly endorsed, to the principal offices of the Maker or any transfer agent for its securities (as the case may be), together with a written notice (the "Conversion Notice") to the Maker acknowledging the automatic conversion provision, and confirming the full balance to be converted.  At its expense, the Maker shall, as soon as practicable thereafter, issue and deliver to such holder at such principal office, a certificate (or certificates, as directed by Holder) evidencing the issuance of the Conversion Shares (bearing such legends as may be required by applicable state and federal securities laws in the opinion of legal counsel of the Maker), and a replacement Note representing any portion of the Unpaid Balance not so converted.  In the event of any conversion of this Note, such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender and delivery of both this Note and the corresponding Conversion Notice, and the holder of this Note entitled to receive the Conversion Shares upon such conversion shall be treated for all purposes as the record holder of such securities on such date. All Conversion Shares issued upon conversion of this Note shall be duly authorized, fully-paid and non-assessable.

3.	MAKER REPRESENTATIONS

Maker represents and warrants to Holder as follows:

3.1           SEC Reports.  The Maker’s reports (and financial statements included therein) filed with the U.S. Securities and Exchange Commission (“SEC Reports”) from January 1, 2008 through the date hereof (the “Reporting Period”) are accurate in all material respects and comply in all material respects with the SEC’s information reporting requirements with respect to such reports.  The Maker has filed all SEC Reports due during the Reporting Period.

4.	PROTECTIVE PROVISIONS.

4.1           Operating Covenants.  Until the Note is paid in full, Maker shall not, and shall cause its subsidiaries to not, without the consent of Holder (which consent shall not be  unreasonably withheld) (i) grant a license to any person affiliated with the Maker or any insider of the Maker for any Maker proprietary technology, (ii) sell any material asset other than in the ordinary course of business, (iii) purchase any capital equipment for any amount in excess of $10,000 other than in the ordinary course of business, (iv) make any material change in the nature of its business, (v) incur or satisfy any material debt or contractual obligations, other than in the ordinary course of business, or (vi) effect a recapitalization, stock dividend,  reverse stock split, or similar such event.

4.2           Reservation of Common Stock.   The Maker has taken all necessary action to authorize the issuance of this Note, and has taken (or will take) all action and will obtain all governmental consents and approvals necessary to authorize the issuance of the shares of common stock hereunder, and covenants that it will at all times keep available solely for issuance hereunder sufficient shares of common stock.

4.3           Information Rights.  Until the Note is paid in full, the Maker shall grant to Holder and its agents access during normal business hours to all key employees, properties, books, accounts, records, contracts and documents of or relating to the Maker and furnish or cause to be furnished to Holder and their representatives all reasonably available data, information and analysis concerning the business, finances and properties of the Maker that Holder may reasonably request.

4.4           Registration Rights.  Maker shall register the Conversion Shares which are not publicly tradable without limit under Rule 144 under the Securities Act of 1933 (the “Act”), as amended, pursuant to any other registration of securities it effects from the date hereof until the anniversary date hereof and cause such registration statement to remain effective for a period of not less than six months after becoming effective.  Maker shall use its best efforts to be at all times in compliance with the public information requirements under Rule 144(c) from the date hereof through the date all holding periods for Conversion Shares under Rule 144 have been satisfied.

5.	DEFAULT.

(a)           Upon the occurrence of any of the following events (herein called "Events of Default"):

(i)           Maker shall fail to pay the principal or interest of this Note when due;

(ii)           Maker shall breach any term, provision, representation, warranty, or covenant under this Note, or the Security Agreement executed by Maker and Holder concurrently herewith;

(iii)           Any guarantor hereof shall breach any term, provision, representation, warranty or covenant under their guaranty or related security agreement;

(iv)            (A) Maker shall commence any proceeding or other action relating to it in bankruptcy or seek reorganization, arrangement, readjustment of its debts, receivership, dissolution, liquidation, winding-up, composition or any other relief under any bankruptcy law, or under any other insolvency, reorganization, liquidation, dissolution, arrangement, composition, readjustment of debt or any other similar act or law, of any jurisdiction, domestic or foreign, now or hereafter existing; or (B) Maker shall admit the material allegations of any petition or pleading in connection with any such proceeding; or (C) Maker shall apply for, or consent or acquiesce to, the appointment of a receiver, conservator, trustee or similar officer for it or for all or a substantial part of its property; or (D) Maker shall make a general assignment for the benefit of creditors;

(v)           (A) The commencement of any proceedings or the taking of any other action against Maker in bankruptcy or seeking reorganization, arrangement, readjustment of its debts, liquidation, dissolution, arrangement, composition, or any other relief under any bankruptcy law or any other similar act or law of any jurisdiction, domestic or foreign, now or hereafter existing and the continuance of any of such events for sixty (60) days undismissed, unbonded or undischarged; or (B) the appointment of a receiver, conservator, trustee or similar officer for Maker for any of its property and the continuance of any of such events for sixty (60) days undismissed, unbonded or undischarged;

(vi)           Maker shall fail to comply with any of its obligations under this Note, other than payment;

(vii)           Maker shall default with respect to any indebtedness for borrowed money (other than under this Note) if either (a) the effect of such default is to allow the creditor to accelerate the maturity of such indebtedness (giving effect to any applicable grace periods) or (b) the holder of such indebtedness declares Maker to be in default (giving effect to any applicable grace periods);

(viii)           Holder deems itself insecure and in good faith believes the prospect of repayment has become impaired;

then, and in any such event, Holder, at its option and without any written notice to Maker, may declare the entire principal amount of this Note then outstanding immediately due and payable, and interest at the default rate shall accrue thereafter, and the same shall forthwith become immediately due and payable without presentment, demand, protest, or other notice of any kind, all of which are expressly waived.  If the Note is not paid in full upon acceleration, as required above, interest shall accrue on the outstanding principal of and interest on this Note from and including the date of the Event of Default to but not including the date of payment at a rate equal to the lesser of eighteen percent (18%) per annum or the maximum interest rate permitted by applicable law.

(b)           No course of dealing or delay on the part of Holder in exercising any right hereunder shall operate as a waiver or otherwise prejudice its rights under this Note. No remedy conferred hereby shall be exclusive of any other remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.

(c)           In the event this Note is turned over to an attorney for collection or Holder otherwise seeks advice of an attorney in connection with the exercise of its rights hereunder upon the occurrence of an Event of Default, Maker agrees to pay all reasonable costs of collection, including reasonable attorney's fees and expenses and all out of pocket expenses incurred in connection with such collection efforts, which amounts may, at Holder’s option, be added to the principal hereof.

(d)            No right or remedy herein conferred upon or reserved to the Holder is intended to be exclusive of any other right or remedy, and every right and remedy shall to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise.  The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.  No delay or omission of the Holder to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and every power and remedy given by this Note or by law may be exercised from time to time, and as often as shall be deemed expedient, by the Holder.

6.           Governing Law.  This Note shall be governed by and construed in accordance with the domestic laws of the Commonwealth of Kentucky.

7.           Amendments and Waivers. No amendment of any provision of this Note shall be valid unless the same shall be in writing and signed by Holder and Maker.

8.           Severability. Any term or provision of this Note that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

9.           Construction.  The parties have participated jointly in the negotiation and drafting of this Note. In the event an ambiguity or question of intent or interpretation arises, this Note shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Note.

10.           VENUE, JURISDICTION.  The parties hereby irrevocably submit to the exclusive jurisdiction and venue of any state or federal court sitting in Davidson County, Tennessee in any action or proceeding arising out of or relating to this Agreement, and the parties hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such State or federal Court.  The parties hereby irrevocably waive, to the fullest extent they may do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.  The parties hereby consent and agree that the summons and complaint and any other process which may be served in any such action or proceeding may be served by mailing (by registered or certified mail) or delivering a copy of such process to the party’s registered agent in its state of organization.  The parties agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

IN WITNESS WHEREOF, the parties have caused this Note to be issued as of the date above.

DEBUT BROADCASTING CORPORATION, INC.

BY:	/S/ Harry Lyles
Harry Lyles, Board Member

BY:	/S/ Robert Marquitz
Robert Marquitz, President and COO

DIVERSIFIED SUPPORT SYSTEMS

BY:	/S/ Ronald Heineman
Ronald E. Heineman, Manager